Strength in Community Banking

NASDAQ: HFWA

HERITAGE FINANCIAL CORPORATION

Acquisition of Valley Community Bancshares, Inc. March 12, 2013 INVESTOR PRESENTATION Heritage Financial Corporation

Forward-Looking Statements
Forward-Looking Statements
This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which can be identified by words such as “may,” “expected,” “anticipate,” “continue,” or other comparable words. In addition, all statements other than statements of historical facts that address activities that Heritage Financial Corporation (“HFWA”) expects or anticipates will or may occur in the future are forward-looking statements. Readers are encouraged to read the Securities and Exchange Commission (“SEC”)
reports of HFWA, particularly its Form 10-K for the fiscal year ended December 31, 2012, for meaningful cautionary language discussing why actual results may vary materially from those anticipated by management. Specific risks in this presentation include whether Valley
Community Bancshares, Inc. (“Valley”) shareholders approve the merger, whether the companies receive regulatory approval for the merger, whether the conditions to closing are satisfied, the timing of the closing and management’s ability to effectively integrate the companies, whether the companies have accurately predicted acquisition and consolidation expenses, the timing and amount of savings from consolidation, and the expected earnings contributions of both companies.
HFWA will file a registration statement and other relevant documents concerning the transaction with the SEC and appropriate state and federal banking authorities as soon as practical. HFWA and Valley will prepare a proxy statement/prospectus and other relevant documents concerning the proposed transaction for the Valley shareholders. Investors are urged to read such proxy statement/prospectus and registration statements regarding the proposed transaction as they become available and any other relevant documents filed with the
SEC, as well as any amendments or supplements to those documents because they will contain important information. You will be able to obtain a free copy of the registration statement, as well as other filings including the proxy statement/prospectus at the SEC’s internet site
(http://sec.gov). The documents can also be obtained, without charge, by directing a written request to either Heritage Financial
Corporation, P.O. Box 1578, Olympia, WA, 98501, Attention: Brian Vance, or Valley Community Bancshares, Inc., 1307 East Main,
Puyallup WA 98372, Attention: David Brown. HFWA and Valley and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Valley shareholders in connection with the merger. Information about the directors and executive officers of Valley and the interests of these participants may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available.

• Effective use of capital
• In line with 2013 strategic objective to seek acquisitions within the current footprint
• Further enhances the franchise branch network in the Puget Sound Region
–
Complements recent Northwest Commercial Bank acquisition
–
Notable increase in Pierce and King County deposit market share
• Attractive loan and deposit portfolio mix
–
87% commercial real estate and commercial & industrial loans
–
77% in non-maturity deposits
• Valley Bank has a consistent and proven track record
–
Asset quality metrics among the strongest in the Pacific Northwest
–
Sustained and strong earnings
• Financially attractive deal pricing and structure with conservative modeling assumptions
–
Accretive to earnings in first full year following close
–
Significant cost savings to be realized
• This transaction marks HFWA’s 4
th
acquisition in the past 3 years
Source: Company documents & SNL Financial

Transaction Highlights

HFWA (34 branches)

Valley (9* branches)

Bainbridge Island
Tracyton
Seattle
Bellevue
Mercer Island
Newcastle
Issaquah
Bremerton
Manchester
East Port Orchard
Shorewood
Boulevard Park
Vashon
Burien
Renton
SeaTac
Des Moines
Kent
Woodmont Beach
Covington
Carr Inlet
Gig Harbor
Auburn
Federal Way
Tacoma
Milton
University Place
Fircrest
Fife
North Puyallup
Bonney Lake
Steilacoom
Lakewood
Puyallup
Buckley
Parkland
WASHINGTON
Orting
Spanaway
Frederickson
Carbon
Elk Plain
PIERCE

WASHINGTON
OREGON
Portland
Vancouver

*1 location is a drive-up facility only Source: Company documents, SNL Financial & Microsoft MapPoint. 4 Expanding Pacific Northwest Franchise

Transaction Value: Approximately $44.2 million (including cash out of stock options)
Offer Price Per Share: $39.00
Consideration Mix:
50% of Valley shares exchanged for $19.50 cash
50% of Valley shares exchanged for 1.3611 HFWA shares
Stock Option Treatment: In-the-money stock options cashed out (approximately $232 thousand)
Board Representation: One Valley Board member will join the Board of HFWA
Exchange Ratio: Fixed exchange ratio
Collars: A 20% collar above and below HFWA’s stock price of $14.33
Walk-away Provision: If HFWA’s stock price drops below $11.46 HFWA has the option to fill with cash or stock or walk-away
Termination Fee: $1.76 million
Required Approvals: Customary regulatory approvals and Valley shareholder approval
Expected Closing : Q3 2013
Source: Company documents, SNL Financial & Microsoft MapPoint.

Transaction Overview

Purchase Accounting Adjustments (pre-tax):
•
Estimated credit mark of 2.0% or ~$279 thousand
•
Estimated $1.5 million mark-up on real estate and other assets
•
Estimated core deposit intangible equaling 1.0% of Valley’s core deposits (1)
Other Financial Impacts:
•
Estimated cost savings of between 45% and 50%
– Phased-in 50% in 2013 and 100% in 2014
– Assumes consolidation of four branches
•
Estimated after-tax deal related expenses of $2.0 million
(1)
Core deposits represent total deposits less total certificates of deposit.

Transaction Financial Impact

•
Valley Bank has a history of strong and stable profitability with an average ROAA of 0.97%
over the past 5 years
•
Strong asset quality has been maintained throughout the economic recession
•
Attractive low-cost funding mix (total cost of funds was 0.17% as of 12/31/2012)
Note: Consolidated Valley Community Bancshares, Inc. financials not publicly available.
*1 location is a drive-up facility only
FTE = Full-time employees
Source: SNL Financial & Valley Bank call report data.
Overview:
Headquarters:
Year Established (BHC / Bank):
Number of Branches:
FTE:
Assets / FTE ($000s):
Puyallup, WA
1998 / 1972
9*
67
$3,615
Balance Sheet & Capital
Assets ($000s):
Deposits ($000s):
Gross Loans:
Loans / Deposits:
Securities / Assets:
TCE / TA:
Tier 1 Leverage Ratio:
$242,220
$212,501
$125,085
58.9%
25.9%
11.7%
11.2%
Profitability (FYE 2012)
ROAA:
ROAE:
Net Interest Margin:
Cost of Interest-Bearing Deposits:
Efficiency Ratio:
0.78%
6.57%
3.68%
0.25%
69.82%
Asset Quality
NPAs / Assets:
NPAs / (Loans + OREO):
Reserves / Loans:
Reserves / NPAs:
NCOs / Avg. Loans:
1.00%
1.93%
1.78%
91.94%
0.04%

Overview of Valley Bank

Strong Asset Quality
•
Valley has maintained strong asset quality throughout the economic downturn, despite being located in a region that was not immune to the recession
Valley Net Charge-Off History
Cumulative net charge-offs since 2008
total $1.1 million
$0
$100
$200
$300
$400
$500
$600
2008 2009 2010 2011 2012
Net Charge-Offs per Year

Note: Pro forma deposit market share assumes no branch consolidations
Source: SNL Financial; deposit data as of 6/30/2012.
Pierce County King County
2012
Rank Institution (ST)
2012
Number of
Branches
2012
Total
Deposits in
Market
($000)
2012
Total
Market
Share
(%)
1 Columbia Banking System Inc. (WA) 22 1,541,409 17.65
2 KeyCorp (OH) 28 1,295,122 14.83
3 Bank of America Corp. (NC) 19 1,285,820 14.73
4 Wells Fargo & Co. (CA) 14 1,183,766 13.56
5 JPMorgan Chase & Co. (NY) 19 629,834 7.21
Pro Forma 17 574,316 6.58
6 U.S. Bancorp (MN) 23 493,981 5.66
7 Heritage Financial Corp. (WA) 10 403,116 4.62
8 Umpqua Holdings Corp. (OR) 11 313,600 3.59
9 Mitsubishi UFJ Finl Grp Inc 8 190,715 2.18
10 Valley Community Bcshs Inc (WA) 7 171,200 1.96
11 Timberland Bancorp Inc. (WA) 5 158,660 1.82
12 HomeStreet Inc. (WA) 2 120,214 1.38
13 Commencement Bank (WA) 1 115,369 1.32
14 Washington Federal Inc. (WA) 4 103,533 1.19
15 Sunwest Bank (CA) 2 101,708 1.16
Total For Institutions In Market 199 8,731,311
2012
Rank Institution (ST)
2012
Number of
Branches
2012
Total
Deposits in
Market
($000)
2012
Total
Market
Share
(%)
1 Bank of America Corp. (NC) 92 17,079,370 29.76
2 Wells Fargo & Co. (CA) 62 7,642,973 13.32
3 U.S. Bancorp (MN) 57 7,171,379 12.49
4 JPMorgan Chase & Co. (NY) 83 5,559,521 9.69
5 KeyCorp (OH) 66 5,110,206 8.90
6 Washington Federal Inc. (WA) 30 2,592,770 4.52
7 Mitsubishi UFJ Finl Grp Inc 14 1,462,637 2.55
8 HomeStreet Inc. (WA) 11 1,059,585 1.85
9 HSBC 4 864,531 1.51
10 East West Bancorp Inc. (CA) 4 857,261 1.49
11 W.T.B. Financial Corp. (WA) 2 829,135 1.44
12 Sterling Financial Corp. (WA) 18 790,448 1.38
13 First Financial Northwest Inc (WA) 1 748,600 1.30
14 Zions Bancorp. (UT) 1 725,563 1.26
15 Columbia Banking System Inc. (WA) 14 683,910 1.19
25 Pro Forma 7 135,162 0.34
30 Heritage Financial Corp. (WA) 5 96,060 0.17
41 Valley Community Bcshs Inc (WA) 2 39,102 0.07
Total For Institutions In Market 557 57,396,911
In-Market Deposit Franchise Expansion

Jumbo Time Deposits 15%
Nonint. Demand 22%
Retail Time Deposits 11%
NOW Accounts 27%
Money Market & Savings 25%

Jumbo Time Deposits 7%
Nonint. Demand 9%
NOW Accounts 3%
Retail Time Deposits 15%
Money Market & Savings 65%

Jumbo Time Deposits 14%
Nonint. Demand 20%
Retail Time Deposits 12%
NOW Accounts 23%
Money Market & Savings 31%

Note: Excludes pro forma impact of Northwest Commercial Bank on 1/9/2013.
(1)
Service utilized by Valley internally reclassifies certain money market accounts to demand accounts (demand deposits ~25% of total deposits)
Source: Company filings & SNL Financial; data for the quarter ended 12/31/2012.
HFWA Valley Pro Forma
Cost of Total Deposits: 0.34% Cost of Total Deposits : 0.17% Cost of Total Deposits : 0.31%

Pro Forma Deposit Composition
Deposit Composition ($000) Amount % of Total
Noninterest Demand $247,048 22.1%
NOW Accounts 303,487 27.1
Money Market & Savings 278,509 24.9
Retail Time Deposits 124,039 11.1
Jumbo Time Deposits 164,888 14.7
Total Deposits $1,117,971 100.0%
Deposit Composition ($000) Amount % of Total
Noninterest Demand $20,104 9.5%
NOW Accounts 5,371 2.5
Money Market & Savings 138,866 65.3
Retail Time Deposits 32,379 15.2
Jumbo Time Deposits 15,781 7.4
Total Deposits $212,501 100.0%
Deposit Composition ($000) Amount % of Total
Noninterest Demand $267,152 20.1%
NOW Accounts 308,858 23.2
Money Market & Savings 417,375 31.4
Retail Time Deposits 156,418 11.8
Jumbo Time Deposits 180,669 13.6
Total Deposits $1,330,472 100.0%
(1)

Cons., HE & Other 6%
C & I 24%
C & D 8%
1 -4 Family 10%
CRE 52%

% of Total

Cons., HE & Other 2%
C & D 2%
1 -4 Family 9%
C & I 18%
CRE 69%

% of Total

Cons., HE & Other 5%
C & D 8%
C & I 23%
1 -4 Family 10%
CRE 54%

% of Total

Note: Excludes pro forma impact of Northwest Commercial Bank on 1/9/2013.
*Loans acquired in FDIC-assisted transactions
Source: Company filings & SNL Financial; data for the quarter ended 12/31/2012.
HFWA Valley Pro Forma
Yield on Loans and Leases: 6.22% Yield on Loans and Leases: 5.40% Yield on Loans and Leases: 6.13%

Loan Composition ($000) Amount
Commercial & Industrial $247,429 24.1%
Commercial Real Estate 535,397 52.1
1-4 Family Residential 102,298 9.9
C&D 86,246 8.4
Cons, HE & Other 57,244 5.6
Gross Loans & Leases $1,028,614 100.0%
Loan Composition ($000) Amount
Commercial & Industrial $22,239 17.8%
Commercial Real Estate 85,912 68.6
1-4 Family Residential 11,753 9.4
C&D 2,538 2.0
Cons, HE & Other 2,758 2.2
Gross Loans & Leases $125,200 100.0%
Loan Composition ($000) Amount
Commercial & Industrial $269,668 23.4%
Commercial Real Estate 621,309 53.8
1-4 Family Residential 114,051 9.9
C&D 88,784 7.7
Cons, HE & Other 60,002 5.2
Gross Loans & Leases $1,153,814 100.0%
Pro Forma Loan Composition

Note: Impact includes completed acquisition of Northwest Commercial Bank on 1/9/2013.
(1)
Based on internal earnings estimates
(2)
Incremental tangible book value earnback represents the number of years to eliminate tangible book value dilution at closing utilizing just the incremental earnings realized through the merger (it ignores HFWA stand alone earnings)
(3)
Static tangible book value earnback represents the number of years to eliminate tangible book value dilution at closing utilizing combined pro forma earnings
Earnings Accretion & Return
(1)
:
2014 EPS Accretion:
2015 EPS Accretion:
IRR:
Tangible Book Value Earnback Period:
> 19%
> 24%
> 16%
<4.5 years, using incremental earnings
(2)
<1.5 years, on static basis
(3)
Capital Ratios:
TCE / TA:
Leverage Ratio:
Tier 1 Ratio:
Total Risk-Based Capital Ratio:
13.9%
13.6%
18.7%
19.9%
11.7%
11.2%
20.3%
21.6%
11.7%
11.7%
16.4%
17.7%
Pro Forma

Pro Forma Financial Impact

•
Accretive to earnings in the first full year after closing
•
A continuing and consistent execution of our growth and
acquisition strategies within existing geographic footprint
•
Drives growth, efficiency and scale strategies
•
A continuation of our capital leveraging strategies
•
Expected cost saves complements our strategic branch
efficiency plans
•
Increased size and scale favorably positions the
company for further acquisitions and growth strategies

Investment Value

Heritage Financial Corporation